UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-09237
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman,
CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: December 31, 2007
DATE OF REPORTING PERIOD: January 1, 2007 through December 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS

CALAMOS®

Investment strategies for
your serious money™

Calamos Growth and Income Portfolio

Annual Report December 31, 2007

Chairman’s Letter
Dear Contract Owner:
Enclosed is your annual report for the year ended December 31, 2007. We always appreciate any opportunity to correspond with you and hope that you will carefully review the accompanying materials. This report includes market and fund commentary from our investment team, a listing of portfolio holdings, financial data and highlights, as well as detailed information regarding performance and allocations.
Recent market volatility has only reinforced our belief in the viability of our more traditional investment approach. At Calamos Investments, we take a long-term approach with each of our investment portfolios and avoid the temptation of short-term market distractions. While we attempt to maximize returns, our primary emphasis is on managing risk for our shareholders.
To this end, we have been successfully blending asset classes in portfolios for the past 20 years in order to manage risk and enhance returns through full market cycles—while preserving capital during down markets. In guiding the Portfolio through the recent market turmoil, we believe that we once again proved the mettle of our time-tested discipline. The Portfolio’s selection of stocks contributed gains across sectors, while its use of convertible securities added to return and also provided a measure of downside protection in periods when equities declined. Because we don’t rely on traditional fixed-income securities, the Portfolio generally steered clear of the subprime debacle and marked the fiscal year with a solid gain. In addition, the Portfolio continued to pay out dividend income each quarter throughout the year.
Although we are concerned about the near-term prospects of the economy and certain market sectors, we have a great deal of confidence in our long-term investment philosophy and process. By continuing our course—one defined by a dedication to risk management—we believe we are well positioned to build wealth for investors who have entrusted us with their investments.
We thank you for your continued trust and look forward to helping you achieve your financial goals in 2008 and in the years to come.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.
Growth and Income Portfolio
Chairman’s Letter ANNUAL REPORT     1

Economic and Market Review
In 2007, we positioned the Calamos portfolios for a healthy market and economy, which proved beneficial. For the year, most of our strategies beat their broad market benchmarks. We emphasized large-cap, traditional growth companies with quality fundamentals—such as healthy balance sheets, robust free cash flows and high return on invested capital. We sought companies with stable earnings growth potential that was not entirely dependent on recovery-level economic growth or commodity prices. We also emphasized companies with significant presence in non-U.S. markets in order to participate in the powerful trends associated with global economic expansion. In general, we moved to high-grade debt and favored equity exposure over credit exposure.
In 2006, we had been early on the call for growth stocks. However, in the early months of 2007, we saw indications of changing market sentiment. Investors began to pay increased attention to the risk in the markets, and the prices they paid for securities with more dubious prospects for long-term earnings growth. Although cyclical sectors (such as energy and materials) continued to perform well through 2007, the turn we had been expecting came in mid-year. Large-cap growth came into favor in July 2007 and has since performed well.
Our cautious stance with regard to the debt markets and the overall leverage in the financial markets served us well. Even prior to the disruptions in the credit markets, our positions within the financial services sector emphasized brokerages and asset managers, rather than banks and lenders. We were also correct in our view that non-U.S. markets would generally outperform the United States.
In 2007, the economy withstood the credit crisis and turned in two quarters of surprising growth (3.8% in the second quarter and 4.9% in the third quarter). However, the volatility in the markets, the credit crunch, the housing market recession and rising inflation may signal a more challenging future. We believe the risks of a recession are as high as they have been since 2000–2001, and some slight shifts in consumer behavior or monetary adjustments could be the tipping point.
Whether or not we’ll see a bear market or a recession in 2008 depends on several factors:
1. What is the true extent of the credit crisis, and what are the implications for future credit extensions? Will the Federal Reserve’s medicine fix the problem again, or have we become immune to the liquidity injections that have provided a cure in the past 25 years?
2. How will consumer spending respond to the reduction in net worth resulting from the first nationwide housing correction since the 1930s?
3. Are we approaching the end of the credit super-cycle and a beginning of a great asset deflation?
       Growth and Income Portfolio
2     ANNUAL REPORT Economic and Market Review

Economic and Market Review
4. How strong and sustainable is the global economic expansion?
Ultimately, we expect the Federal Reserve to continue its policy of monetary easing. We believe the Fed views a weak economy with the possible deflationary asset implications as a much higher risk than inflation. The leverage in the economy and the complexity of the financial markets has grown, while most asset classes in the world have appreciated significantly in the past 25 years. A great asset deflation and de-leveraging would have devastating implications that the Fed and other central banks would do everything in their power to avoid. Accordingly, we expect further injections of liquidity and a lowering of short-term rates to 3% or even lower, if needed. However, we need to note that this may be hopeful thinking on our part, as a clear risk to the economy would be an acceleration in inflation that would prompt the Fed to raise rates.
The U.S. auto and financial industries, the residential real estate market and housing-related markets are all in recession, and the prospects for a nationwide recession have increased. Yet, while the economy is under stress, it is not broken. The U.S. economy has weathered many rolling, industry-level recessions without falling into a recession as a whole.
Additionally, the U.S. economy benefits not only from its diversification, but also from the inter-relationships of a strong global economy. Powerful secular global trends should continue to support the growth of both the global and domestic economies. The trade relationship between the United States and China, the information technology revolution, and the growth of the global economy (particularly emerging markets) are three of the engines for growth which we believe will benefit the United States in 2008.
We believe the growth cycle should continue for a number of years, with growth outperforming value stocks by a decent margin. We have positioned the equity portfolios to favor growth, especially large-cap growth stocks with stable growth prospects and quality fundamentals. More importantly, we are positioned in growth companies that have significant revenue exposure to non-U.S. markets. Within our growth-and-income strategies, for example, we seek companies with more than 50% of their revenues coming from non-U.S. economies—roughly double the amount of non-U.S. revenues for the stocks of the S&P 500 Index.
The credit markets are much more difficult to read as U.S. government bonds and high-grade corporate bonds seem to offer no capital gains potential. Although we continue to find opportunities on a bottom-up basis, we remain extremely cautious about the high-yield market as a whole.
Growth and Income Portfolio
Economic and Market Review ANNUAL REPORT     3

Economic and Market Review
At Calamos Investments, we often remark that “we’re long-term bullish, short-term concerned.” By “long-term bullish,” we mean that we believe the forces of capitalism and globalization will, over the long-term, move the markets upward and provide abundant opportunities for wealth creation. By “short-term concerned,” we mean that we always focus diligently on the potential risk in the markets—and more specifically, how we can position portfolios for performance through full market cycles.
       Growth and Income Portfolio
4      ANNUAL REPORT Economic and Market Review

Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Portfolio’s performance, strategy and positioning during the one-year period ended December 31, 2007.
Q. How did Calamos Growth and Income Portfolio perform during the reporting period?
A. Calamos Growth and Income Portfolio returned 8.87% for the one-year period ended December 31, 2007. For the same period, the S&P 500 Index1 returned 5.49% and the Value Line Convertible Index2 gained 4.88%.
Q. To provide a context for the Portfolio’s performance and positioning, please give an overview of your investment process.
A. We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
Q. Broadly speaking, what enhanced performance?
A. Throughout 2006, we had grown increasingly concerned about the longer-term prospects of cyclical companies. Meanwhile, we found many traditional growth companies available at prices we believed were very attractive based on their growth prospects. As a result, the Portfolio was well positioned when investors returned their attention to higher-quality, and quite often larger-cap growth companies. This shift began in early 2007 and continued through the end of the reporting period.
The Portfolio benefited from strong security selection across a number of sectors. Consumer discretionary, financials and industrials holdings made notable contributions. Within the consumer discretionary sector, diverse companies contributed to upside performance, including global footwear provider Nike, Inc. Over recent years, Nike has diversified its product line and demographic appeal by branching into areas such as golf and skateboarding businesses, and through producing new innovations such as the iPod sport kit. Also, Nike has successfully grown its presence in coordination with the 2008 Olympics. Priceline.com, Inc. was another strong performer. This online provider of tickets, hotels and vacation packages is tapping into an important secular theme: People want entertainment choices at their fingertips, and of course, at great prices.
Growth and Income Portfolio
Investment Team Interview ANNUAL REPORT  5

Investment Team Interview
Within financials, the Portfolio benefited from positions in MetLife (a convertible preferred stock holding) and Aon Corp. (an equity holding), as well as in asset managers and brokerage firms such as A.G. Edwards. Businesses in these industries were less vulnerable to the financial contagion that plagued companies with direct ties to the sub-prime lending market.
In the Portfolio’s industrials stake, performance was enhanced by companies such as aerospace and defense provider Lockheed Martin, equipment manufacturer Roper Industries, and by Agco International, Ltd. These companies serve as a good example of how we maintain diversification across sectors, while maintaining our bias away from companies whose prospects are tied exclusively to domestic growth trends and commodity prices. For example, Agco provides farming equipment to countries around the globe. As such, it has benefited from global economic growth, including growth in emerging markets.
Q. What hindered performance?
A. Relative to the S&P 500 Index, the Portfolio was underweight in energy and materials companies. These were strong performing sectors within the index. We were concerned that the valuations of the securities had outpaced the fundamental strength of the underlying companies and presented a level of risk that we did not wish to take. The prospects of many companies in these sectors are tied to cyclical factors, such as the health of the economy or to commodity prices. We believe that while these companies may rise quickly during certain periods, they also often lack the characteristics to continue their growth in more challenging times.
Q. Convertible securities comprise about half of the Portfolio. Please discuss the use of convertibles and how it contributed to performance.
A. In the Portfolio, we can invest according to our assessment of individual securities and the risk/rewards associated with the businesses, the security structure and valuation. Throughout the period, we held sizable allocations to equities and convertible securities, reflecting our more positive outlook on these asset classes, relative to other segments of the market.
The convertible allocation of the Portfolio outpaced both the S&P 500 Index and the Value Line Convertible Index for the same annual period. In fact, the period underscores the potential benefits of convertibles. Generally, a convertible security is a bond or preferred stock that can be converted, pursuant to a specific formula, into shares of common stock, typically of the issuer’s company. Like stocks, convertibles offer the potential for capital appreciation. Like bonds, they offer the potential for interest income and downside protection. Convertibles also tend to do well during periods of increased volatility (because volatility increases the value of a convertible’s optionality feature). During the reporting period, the Portfolio’s convertible holdings participated in rising equity markets, while providing downside protection during periods of turmoil.
      Growth and Income Portfolio
6   ANNUAL REPORT Investment Team Interview

Investment Team Interview
Q. How is the Portfolio positioned?
A. We seek companies with quality growth fundamentals, such as above-average and sustainable growth rates, good free cash flow, high return on invested capital, and significant revenue exposure to non-U.S. economies. This has led us to emphasize larger companies in traditional growth sectors, including health care, consumer discretionary and information technology. Relative to the S&P 500 Index, we are underweighting cyclical areas of the market, such as energy, materials and industrials.
During the reporting period, we reduced the Portfolio’s stake in financials, consumer discretionary and industrials, while we increased holdings in information technology, consumer staples and health care.
As previously indicated, the Portfolio currently holds roughly equal allocations to common stocks and convertible securities, reflecting our favorable outlook on both asset classes. Although valuations in the convertible market have appreciated since 2006, we believe they generally remain fair. We continue to find opportunities within the convertible marketplace that we believe provide the growth and risk-management characteristics we seek.

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.
2 The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Growth and Income Portfolio
Investment Team Interview ANNUAL REPORT    7

Performance and Portfolio Information
TOTAL RETURN AS OF 12/31/07

			SINCE INCEPTION
1 YEAR	3 YEARS†	5 YEARS†	(5/19/1999-12/31/2007)†
8.87%	8.48%	12.27%	9.10%
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

[1]	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

[2]	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Russell/Mellon Analytical Services LLC.

*	Index data shown above is from 5/31/99, since comparative index data is only available for full monthly periods.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

ASSET ALLOCATION
AS OF 12/31/07
Corporate Bonds	0.0%
Convertible Bonds	39.0%
Convertible Preferreds	6.2%
Preferreds	0.0%
Common Stock	52.6%
Synthetic Convertibles	0.0%
Options	0.0%
Cash and Receivables/Payables	2.2%
Portfolio asset allocation is based on net assets and may vary over time.

SECTOR ALLOCATION AS OF 12/31/07
Information Technology	32.6%
Health Care	18.2%
Consumer Discretionary	13.4%
Financials	9.7%
Industrials	8.0%
Energy	7.8%
Consumer Staples	6.4%
Materials	1.1%
Telecommunication Services	0.6%
Sector allocations are based on net assets (excluding security lending collateral and short-term investments) and may vary over time.
      Growth and Income Portfolio
8    ANNUAL REPORT Performance and Portfolio Information

Expense Overview
As a contract owner, you incur certain costs. Because the Portfolio is a funding vehicle for policies and eligible plans, you may also incur sales charges and other fees related to policies and eligible plans. Costs the Portfolio incurs, not including those described above, are:
Transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.
The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. It is intended to help you understand the ongoing cost associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
There are two parts to the Portfolio’s chart:
Actual—In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. (In this example, you would multiply 8.6 by the figure).
Hypothetical—In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2007 through December 31, 2007, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the 5% annual return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other portfolios.
Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.
The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, July 1, 2007, and held through December 31, 2007.

Actual Expenses per $1,000*	$5.47
Ending value	$1,030.00

Hypothetical Expenses per $1,000*	$5.45
Ending value	$1,019.81

Annualized Expense Ratio	1.07%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.
Growth and Income Portfolio
Expense Overview ANNUAL REPORT    9

Schedule of Investments
DECEMBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (39.0%)
	Consumer Discretionary (6.0%)
335,000	Amazon.com, Inc.
	4.750%, 02/01/09	$408,281
90,000	Best Buy Company, Inc.
	2.250%, 01/15/22	108,675
145,000	Iconix Brand Group, Inc.*
	1.875%, 06/30/12	140,650
500,000	Liberty Media Corp. (Time Warner) ∞
	0.750%, 03/30/23	523,125
431,000	Omnicom Group, Inc.^
	0.000%, 07/31/32	438,543
55,000	Priceline.com, Inc.*
	0.750%, 09/30/13	160,050
380,000	Walt Disney Company^
	2.125%, 04/15/23	435,100

		2,214,424

	Consumer Staples (0.3%)
80,000	Archer Daniels Midland Company
	0.875%, 02/15/14	96,900

	Energy (5.2%)
170,000	Hornbeck Offshore Services, Inc.
	1.625%, 11/15/26	194,378
350,000	Pride International, Inc.
	3.250%, 05/01/33	473,375
225,000	Schlumberger, Ltd.^
	2.125%, 06/01/23	556,593
300,000	Superior Energy Services, Inc.*‡^
	1.500%, 12/15/26	303,750
369,000	Transocean, Inc.
	1.625%, 12/15/37	401,749

		1,929,845

	Financials (2.1%)
359,000	Bank of America Corp. (The Coca-Cola Company, Coach, Inc., Franklin Resources, Inc.) ∞
	0.250%, 02/15/12	360,364
361,000	Lehman Brothers Holdings, Inc.
	(Microsoft Corp., Cisco Systems, Inc.) ∞
	0.250%, 02/16/12	395,584

		755,948

	Health Care (8.6%)
270,000	AMERIGROUP Corp.
	2.000%, 05/15/12	295,988
	Beckman Coulter, Inc.
164,000	2.500%, 12/15/36*	191,265
100,000	2.500%, 12/15/36^	116,625
185,000	Cubist Pharmaceuticals, Inc.
	2.250%, 06/15/13	176,906
220,000	Genzyme Corp.^
	1.250%, 12/01/23	254,650
	Gilead Sciences, Inc.
400,000	0.500%, 05/01/11*	528,000
160,000	0.500%, 05/01/11^	211,200
370,000	Hologic, Inc.
	2.000%, 12/15/37	401,912
	Teva Pharmaceutical Industries, Ltd.
380,000	0.250%, 02/01/24	521,075
265,000	0.250%, 02/01/26^	276,263
150,000	0.500%, 02/01/24^	188,625

		3,162,509

	Industrials (4.7%)
190,000	AGCO Corp.
	1.250%, 12/15/36	343,900
445,000	L-3 Communications Holdings, Inc.
	3.000%, 08/01/35	540,119
335,000	Lockheed Martin Corp.‡
	4.619%, 08/15/33	493,723
430,000	Roper Industries, Inc.‡
	1.481%, 01/15/34	339,162

		1,716,904

	Information Technology (12.1%)
298,000	Cadence Design Systems, Inc.*^
	1.500%, 12/15/13	305,450
172,000	Ciena Corp.
	0.250%, 05/01/13	180,170
170,000	Cypress Semiconductor Corp.*^
	1.000%, 09/15/09	274,125
140,000	DST Systems, Inc.
	4.125%, 08/15/23	248,500
	EMC Corp.
490,000	1.750%, 12/01/11	664,562
350,000	1.750%, 12/01/11*	474,687
130,000	Hutchinson Technology, Inc.
	3.250%, 01/15/26	125,450
357,000	Intel Corp.^
	2.950%, 12/15/35	386,899
180,000	Lawson Software Americas, Inc.*^
	2.500%, 04/15/12	199,800
209,000	Nuance Communications, Inc.*
	2.750%, 08/15/27	253,674
325,000	PMC-Sierra, Inc.
	2.250%, 10/15/25	339,219
	Skyworks Solutions, Inc.
55,000	1.500%, 03/01/12*	60,913
55,000	1.250%, 03/01/10*	61,188
30,000	1.500%, 03/01/12	33,225
30,000	1.250%, 03/01/10^	33,375
125,000	SPSS, Inc.*
	2.500%, 03/15/12	132,031
See accompanying Notes to Schedule of Investments.
       Growth and Income Portfolio
10   ANNUAL REPORT Schedule of Investments

Schedule of Investments
DECEMBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

505,000	VeriSign, Inc.*
	3.250%, 08/15/37	$655,237

		4,428,505

	TOTAL CONVERTIBLE BONDS
	(Cost $12,677,364)	14,305,035

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (6.2%)
	Consumer Staples (0.6%)
185	Bunge, Ltd. 5.125%	202,575

	Financials (2.6%)
23,000	MetLife, Inc. 6.375%	703,570
13,800	XL Capital, Ltd. 7.000%	262,476

		966,046

	Health Care (1.9%)
2,875	Schering-Plough Corp. 6.000%	698,079

	Materials (1.1%)
2,750	Freeport-McMoRan Copper & Gold, Inc. 6.750%	415,030

	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $2,282,481)	2,281,730

COMMON STOCKS (52.6%)
	Consumer Discretionary (7.4%)
7,700	Apollo Group, Inc.#^	540,155
3,300	ITT Educational Services, Inc.#^	281,391
32,000	News Corp., Class B	680,000
12,000	Nike, Inc.	770,880
13,365	Walt Disney Company	431,422

		2,703,848

	Consumer Staples (5.6%)
11,800	Coca-Cola Company	724,166
12,750	Heineken NV	412,157
9,200	PepsiCo, Inc.^	698,280
2,900	Procter & Gamble Company	212,918

		2,047,521

	Energy (2.5%)
3,220	ENSCO International, Inc.^	191,976
8,300	Halliburton Company	314,653
2,832	Transocean, Inc.#	405,401

		912,030

	Financials (5.0%)
3,000	Ameriprise Financial, Inc.	165,330
14,247	Aon Corp.	679,440
4,200	Eaton Vance Corp.^	190,722
4,811	Manulife Financial Corp.^	196,048
8,800	NASDAQ Stock Market, Inc.#	435,512
2,900	T. Rowe Price Group, Inc.	176,552

		1,843,604

	Health Care (7.7%)
2,700	Alcon, Inc.^	386,208
6,505	Biogen Idec, Inc.#	370,265
14,200	Merck & Company, Inc.	825,162
4,720	Novo Nordisk, A/S^	306,139
7,500	PerkinElmer, Inc.	195,150
6,705	Thermo Fisher Scientific, Inc.#	386,744
6,800	Varian Medical Systems, Inc.#	354,688

		2,824,356

	Industrials (3.3%)
11,000	Honeywell International, Inc.	677,270
6,753	Illinois Tool Works, Inc.	361,556
1,800	Lockheed Martin Corp.	189,468

		1,228,294

	Information Technology (20.5%)
10,000	Accenture, Ltd.	360,300
8,000	Autodesk, Inc.#	398,080
26,000	Cisco Systems, Inc.#	703,820
26,059	Dell, Inc.#	638,706
22,845	eBay, Inc.#^	758,225
6,655	Electronic Arts, Inc.#^	388,719
12,600	Hewitt Associates, Inc.#	482,454
11,545	Infosys Technologies, Ltd.^	523,681
1,320	MasterCard, Inc.	284,064
19,405	Microsoft Corp.	690,818
5,200	Nintendo Company, Ltd.	389,250
26,000	Nokia Corp.	998,140
40,000	Oracle Corp.#	903,200

		7,519,457

	Telecommunication Services (0.6%)
3,500	America Movil, SA de CV	214,865

	TOTAL COMMON STOCKS
	(Cost $16,182,222)	19,293,975

See accompanying Notes to Schedule of Investments.
Growth and Income Portfolio
Schedule of Investments ANNUAL REPORT   11

Schedule of Investments
DECEMBER 31, 2007

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (2.9%)
1,080,277	Calamos Government Money Market Fund - Class I Shares Ω 4.376%
	(Cost $1,080,277)	$1,080,277

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (18.9%)
6,937,000	Bank of New York Institutional Cash Reserve Fund 5.092%
	(Cost $6,937,000)	6,937,000

TOTAL INVESTMENTS (119.6%)
(Cost $39,159,344)		43,898,017

PAYABLE UPON RETURN OF SECURITIES LOANED (-18.9%)		(6,937,000)

LIABILITIES, LESS OTHER ASSETS (-0.7%)		(264,294)

NET ASSETS (100.0%)		$36,696,723

NOTES TO SCHEDULE OF INVESTMENTS

∞	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (‘‘QIBs’’), such as the Portfolio. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At December 31, 2007, the value of 144A securities that could not be exchanged to the registered form is $908,911 or 2.5% of net assets.

Ω	Investment in affiliated fund. During the period from January 1, 2007 through December 31, 2007, the Portfolio had net purchases of $1,080,277 and received $31,147 in dividend payments from the affiliated fund. As of December 31, 2006, the Portfolio had no holdings of the affiliated fund.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at December 31, 2007.
Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency.
See accompanying Notes to Financial Statements.
       Growth and Income Portfolio
12   ANNUAL REPORT Schedule of Investments

Statement of Assets and Liabilities

December 31, 2007

ASSETS
Investments, at value (cost $38,079,067)*	$42,817,740
Investment in affiliated fund (cost $1,080,277)	1,080,277
Accrued interest and dividends	68,450
Receivable for investments sold	110,949
Receivable for fund shares sold	56,811
Prepaid expenses	1,332
Other assets	41,416

Total assets	44,176,975

LIABILITIES AND NET ASSETS
Payables:
Cash collateral for securities loaned	6,937,000
Investments purchased	170,062
Fund shares redeemed	213,442
Due to custodian	41,532
Affiliates:
Investment advisory fees	23,338
Deferred compensation to Trustees	41,416
Financial accounting fees	356
Trustees fees and officer compensation	242
Other accounts payable and accrued liabilities	52,864

Total liabilities	7,480,252

NET ASSETS	$36,696,723

ANALYSIS OF NET ASSETS
Paid in capital	$31,246,926
Accumulated net investment income (loss)	(377,279)
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,088,403
Unrealized appreciation (depreciation) of investments and foreign currency translations	4,738,673

NET ASSETS	$36,696,723

Shares outstanding (no par value: unlimited number of shares authorized)	2,561,817
Net asset value and redemption price per share	$14.32

*	Including securities on loan with a value of $6,750,592.
See accompanying Notes to Financial Statements.
Growth and Income Portfolio
Statement of Assets and Liabilities ANNUAL REPORT  13

Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME
Interest	$432,246
Dividends	290,780
Dividends from affiliates	31,147
Securities lending income	13,966

Total investment income*	768,139

EXPENSES
Investment advisory fees	279,008
Audit fees	63,099
Legal fees	22,932
Printing and mailing fees	18,178
Trustees’ fees and officer compensation	15,361
Custodian fees	12,898
Financial accounting fees	4,200
Transfer agent fees	4,119
Accounting fees	1,949
Other	12,555

Total expenses	434,299
Less expense reductions	(1,301)

Net expenses	432,998

NET INVESTMENT INCOME(LOSS)	335,141

REALIZED AND UNREALIZED GAIN(LOSS)
Net realized gain (loss) from:
Investments	3,102,267
Foreign currency transactions	(774)
Change in net unrealized appreciation/depreciation on:
Investments	(280,415)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	2,821,078

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,156,219

*	Net of foreign taxes withheld of $3,276.
See accompanying Notes to Financial Statements.
       Growth and Income Portfolio
14   ANNUAL REPORT Statement of Operations

Statements of Changes in Net Assets

	Year Ended December 31,
	2007	2006

OPERATIONS
Net investment income (loss)	$335,141	$372,481
Net realized gain (loss) from investments and foreign currency transactions	3,101,493	2,530,897
Change in net unrealized appreciation/depreciation on investments	(280,415)	418,969

Net increase (decrease) in net assets resulting from operations	3,156,219	3,322,347

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(505,614)	(728,348)
Net realized gains	(2,678,780)	(2,858,582)

Total distributions	(3,184,394)	(3,586,930)

CAPITAL SHARE TRANSACTIONS
Issued	4,103,451	3,764,821
Issued in reinvestment distributions	3,184,394	3,586,930
Redeemed	(7,535,062)	(5,911,362)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	(247,217)	1,440,389

TOTAL INCREASE (DECREASE) IN NET ASSETS	(275,392)	1,175,806

NET ASSETS
Beginning of period	36,972,115	35,796,309

End of period	36,696,723	36,972,115

Accumulated net investment income (loss)	$(377,279)	$(541,786)

CAPITAL SHARE TRANSACTIONS
Shares issued	272,103	252,925
Shares issued in reinvestment of distributions	220,963	246,895
Shares redeemed	(500,725)	(397,130)

Net increase (decrease) in capital shares outstanding	(7,659)	102,690

See accompanying Notes to Financial Statements.
Growth and Income Portfolio
Statements of Changes in Net Assets ANNUAL REPORT   15

Notes to Financial Statements
NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS ADVISORS TRUST, a Massachusetts business trust organized February 17, 1999 (the “Trust”), consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”). The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio commenced investment operations on May 19, 1999. The Portfolio seeks high long-term total return through growth and current income.
Portfolio Valuation. The valuation of the Portfolio’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter (‘‘OTC’’) market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price (‘‘NOCP’’), as determined by NASDAQ, or lacking a NOCP, at the last current reported sale price on NASDAQ at the time as of which the Portfolio determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, below investment grade bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.
The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees, if the value of a foreign security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.
       Growth and Income Portfolio
16   ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.
Investment Transactions and Investment Income. Short-term and long-term investment transactions are recorded on a trade date basis as of December 31, 2007. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, the Portfolio may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Allocation of Expenses Among Funds. Expenses directly attributed to the Portfolio are charged to the Portfolio: certain other expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund in relation to the net assets of each fund or on another reasonable basis.
Growth and Income Portfolio
Notes to Financial Statements ANNUAL REPORT   17

Notes to Financial Statements
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute to shareholders substantially all of its taxable income and net realized gains.
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax’’ differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The Portfolio also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.
Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.
New Accounting Pronouncements. The Portfolio has adopted the provisions of the Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. As a result, the Portfolio recognized no liability for unrecognized tax benefits in connection with the adoption of FIN 48. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2004 — 2006 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of January 1, 2008, the Portfolio has adopted SFAS 157. The adoption did not require any changes to the Portfolio’s valuation procedures and the impact to the Portfolio’s financial statement disclosures is currently being evaluated.
NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%. Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Portfolio on the Portfolio’s investments in the Calamos Government Money Market Fund (“GMMF”, an affiliated fund and a series of Calamos Investment Trust) equal to the advisory fee attributable to the Portfolio’s investment in GMMF, based on daily net assets. For the year ended December 31, 2007, the total advisory fee expense reductions pursuant to such agreement was $1,257, and is included in the Statement of Operations under the caption “Expense reductions”.
        Growth and Income Portfolio
18   ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
Pursuant to a financial accounting services agreement, the Portfolio also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets; and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the funds’ total assets (including any assets attributable to any borrowings) minus total liabilities (other than debt representing borrowings). Financial accounting services include, but are not limited to the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on the Portfolio’s relative portion of combined assets used in calculating the fee.
The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expenses on the Statement of Operations.
Included in the Statement of Operations under the caption “Expense reductions” are expense offsets of $44 arising from credits on cash balances maintained on deposit with the Portfolio’s custodian.
Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.
Certain officers and trustees of the Trust are also officers and directors of CFS and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Trust, except for the Chief Compliance Officer as described above. The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.
The Trust has adopted a deferred compensation plan (the ‘‘Plan’’). Under the Plan, a trustee who is not an ‘‘interested person’’ (as defined in the Investment Company Act of 1940) of the Trust and has elected to participate in the Plan (a ‘‘participating trustee’’) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in the value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $41,416 are included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2007. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at December 31, 2007.
Growth and Income Portfolio
Notes to Financial Statements ANNUAL REPORT   19

Notes to Financial Statements
NOTE 3 – INVESTMENTS
Purchases and sales of investments, other than short-term investments, by the Portfolio, for the year ended December 31, 2007 were as follows:

Purchases	$27,822,760
Proceeds from sales	31,693,139
The following information is presented on a federal income tax basis as of December 31, 2007. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to timing differences.
The cost basis of investments for federal income tax purposes at December 31, 2007 was as follows:

Cost basis of investments	$39,265,862

Gross unrealized appreciation	$5,337,423
Gross unrealized depreciation	$(705,268)

Net unrealized appreciation (depreciation)	$4,632,155

NOTE 4 – INCOME TAXES
For the year ended December 31, 2007, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Accumulated undistributed/(overdistributed) net investment income	334,980
Accumulated net realized gain/(loss) on investments	(334,980)
Distributions during the years ended December 31, 2007 and December 31, 2006 were characterized for federal income tax purposes as follows:

	2007	2006
Distributions paid from:
Ordinary income	$505,614	$728,348
Long-term capital gain	2,678,780	2,858,582
As of December 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$1,419
Undistributed capital gains	912,594

Total undistributed earnings	914,013
Accumulated capital and other losses	(60,049)
Net unrealized gains/(losses)	4,632,155

Total accumulated earnings/(losses)	5,486,119
Other	(36,322)
Paid-in capital	31,246,926

$36,696,723

        Growth and Income Portfolio
20   ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
As of December 31, 2007, the Portfolio did not have a net tax basis capital loss carryforward.
The Portfolio had deferred post-October losses occurring subsequent to October 31, 2007. For tax purposes, such losses will be treated as having occurred on January 1, 2008. As of December 31, 2007 post-October losses are as follows:

Capital	$—
Currency	(804)
Contingent Payment Debt Instrument	(59,245)
NOTE 5 – SECURITIES LENDING
For the year ended December 31, 2007, the Portfolio loaned one or more of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At December 31, 2007, the Portfolio had securities valued at $6,750,592 that were on loan to broker-dealers and banks and had $6,937,000 in cash or cash equivalent collateral.
Growth and Income Portfolio
Notes to Financial Statements ANNUAL REPORT   21

Financial Highlights
Selected data for a share outstanding throughout each period were as follows:
The financial highlights table is intended to help you understand the Portfolio’s financial performance during the periods indicated below. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal years ended December 31, 2007, 2006, and 2005. Information for periods ended prior to December 31, 2005 was audited by another independent registered public accounting firm.

	For the Year Ended December 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$14.39	$14.51	$13.98	$12.74	$10.46
Income from investment operations:
Net investment income (loss)	0.13	0.16	0.11	0.13	0.34
Net realized and unrealized gain (loss) from investments and foreign currency transactions	1.14	1.20	0.87	1.27	2.32
Total from investment operations	1.27	1.36	0.98	1.40	2.66
Distributions:
Dividends from net investment income	(0.20)	(0.29)	(0.33)	(0.16)	(0.38)
Dividends from net realized gains	(1.14)	(1.19)	(0.12)	—	—
Total distributions	(1.34)	(1.48)	(0.45)	(0.16)	(0.38)
Net asset value, end of period	$14.32	$14.39	$14.51	$13.98	$12.74
Ratios and supplemental data:
Total Return (a)	8.87%	9.45%	7.15%	11.10%	25.76%
Net assets, end of period (000)	$36,697	$36,972	$35,796	$33,719	$22,368
Ratio of net expenses to average net assets	1.16%	1.24%	1.27%	1.31%	1.47%
Ratio of net investment income (loss) to average net assets	0.90%	1.02%	0.76%	1.16%	3.11%
Ratio of gross expenses to average net assets prior to expense reductions	1.17%	1.24%	1.27%	1.31%	1.59%
Portfolio turnover rate	76.82%	66.00%	69.69%	79.53%	68.46%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of fund shares.
        Growth and Income Portfolio
22   ANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Calamos Advisors Trust
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisors Trust (the “Trust”), comprised solely of the Calamos Growth and Income Portfolio, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust’s financial highlights for periods ended prior to December 31, 2005 were audited by other auditors whose report, dated February 4, 2005, expressed an unqualified opinion on those financial statements.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Trust’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States of America.
Chicago, Illinois
February 7, 2008
Growth and Income Portfolio
Report of Independent Registered Public Accounting Firm ANNUAL REPORT 23

Tax Information (unaudited)
We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2008, shareholders received Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designates $2,678,780, as capital gain dividends for the fiscal year ended December 31, 2007.
Under Section 854(b)(2) of the Code, the Portfolio hereby designates $209,349, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2007.
Under Section 854(b)(2) of the Code, the Portfolio hereby designates 34.85% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.
     Growth and Income Portfolio
24 ANNUAL REPORT Tax Information

Trustees & Officers
The management of the Trust, including general supervision of the duties performed for the Portfolio under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.
The following table sets forth each trustee’s name, age at December 31, 2007, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

		Portfolios in
		Fund Complex^	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen by Trustee	and Other Directorships Held

Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 67*	Trustee and President (since 1988)	19	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 70	Trustee (since 2001)	19	Private investor; Director, MAF Bancorp (bank holding company); Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 57	Trustee (since 2002)	19	Of Counsel and prior thereto, Partner, Freeborn & Peters (law firm)

John E. Neal, 57	Trustee (since 2001)	19	Private investor; Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT), Ranir LLC (oral products company) and CBA Commercial (commercial mortgage securitization company); Partner, Private Perfumery LLC (private label perfume company) and Linden LLC (health care private equity)

William R. Rybak, 56	Trustee (since 2002)	19	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 63	Trustee (since 2004); Lead Independent Trustee (since 2005)	19	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation; Director, Northern Trust Securities, Inc.

David D. Tripple, 63	Trustee (since 2006)	19	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the Investment Company Act of 1940 because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 107 portfolios in fund complex

***	Overseeing two portfolios in fund complex

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.
The address of each trustee is 2020 Calamos Court, Naperville, IL 60563.
Growth and Income Portfolio
Trustees & Officers ANNUAL REPORT 25

Trustees & Officers
Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at December 31, 2007, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	and Other Directorships Held

Nick P. Calamos, 46	Vice President (since 1992)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Nimish S. Bhatt, 44	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, the BISYS Group, Inc.

Patrick H. Dudasik, 52	Vice President (since 2001)	Executive Vice President, Chief Financial Officer and Treasurer, CAM and CHLLC (since 2004), Calamos Advisors and CFS (since 2001); Chief Operating Officer, CAM, CHLLC and CFS (since 2007); Administrative Officer, CAM and CHLLC (2004-2005), Calamos Advisors and CFS (2001-2005)

Cheryl L. Hampton, 38	Treasurer (since 2007)	Assistant Treasurer, Calamos Funds (since March 2007); Tax Director, PricewaterhouseCoopers LLP (1999-2007)

Stathy Darcy, 41	Secretary (since 2007)	Vice President and Associate Counsel, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)

Mark J. Mickey, 56	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005); President, Mark Mickey Consulting (2002-2003)
The address of each officer is 2020 Calamos Court, Naperville, IL 60563.
Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling 800.582.6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC website at www.sec.gov.
     Growth and Income Portfolio
26 ANNUAL REPORT Trustees & Officers

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A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling (800) 582-6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, or by visiting the SEC website at http://www.sec.gov. The Portfolio's proxy voting record for the twelve month period ended June 30, 2007, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (202) 942-8090.

CALAMOS ADVISORS TRUST

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after March 31, 2008, updated performance data for the most recently completed calendar quarter.

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2008 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money™ and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

KCLANR 2146 2007

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $29,575 and $30,000 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $25,710 and $25,093 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $3,022 and $4,213 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) $28,732 and $29,306 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: February 8, 2008

By:	/s/ Nimish S. Bhatt

Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: February 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: February 8, 2008

By:	/s/ Nimish S. Bhatt

Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: February 8, 2008